UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2026

NEXTNRG, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40809	84-4260623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

407 Lincoln Rd. #9F, Miami Beach, Florida 33190

(Address of principal executive offices, including Zip Code)

(305) 791-1169

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NXXT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agile Hudson Securities Purchase Agreement

On April 17, 2026, NextNRG, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agile Hudson SPA”), dated as of April 15, 2026, with Agile Hudson Partners LLC (“Agile Hudson”), pursuant to which the Company issued a secured promissory note in the aggregate principal amount of $275,000 (the “Agile Hudson Note”) to Agile Hudson. The Agile Hudson Note was issued with an original issue discount of $25,000, resulting in a purchase price of $250,000. As additional consideration, the Company issued 50,000 shares of common stock (the “Agile Hudson Commitment Shares”) to Agile Hudson on April 17, 2026.

If, at any time after the date of the Agile Hudson SPA, the Company’s common stock would be deemed to be a “penny stock” as defined in Rule 3a51-1 under the Exchange Act (the “Trigger Date”), then the remaining Agile Hudson Commitment Shares held by Agile Hudson as of the Trigger Date (the “Remaining Agile Hudson Commitment Shares”) will automatically be deemed cancelled and extinguished and the Company will pay to Agile Hudson on the Trigger Date an amount in cash equal to the number of Remaining Agile Hudson Commitment Shares multiplied by $0.35 (subject to adjustment as set forth in the Agile Hudson SPA).

Until the later of October 15, 2027, or the date that the Agile Hudson Note is extinguished in its entirety, Agile Hudson has a right of participation in any future Company equity or debt offering as set forth in the Agile Hudson SPA. Agile Hudson also has piggyback registration rights and “most favored nation” rights for so long as any obligations remain outstanding under the Agile Hudson Note.

In order to ensure compliance with Nasdaq Listing Rule 5635(d), the Company agreed to seek stockholder approval, on or before October 15, 2027, to issue to Agile Hudson over 10,000,000 shares of common stock (the “Exchange Cap”).

The Agile Hudson SPA contains customary representations, warranties and covenants for a transaction of this type. Additionally, pursuant to the terms of the Agile Hudson SPA, the Company is subject to a negative covenant prohibiting the Company from effectuating or entering into any agreement involving a “Variable Rate Transaction” (as hereinafter defined) until the later of (i) October 15, 2027, or (ii) such time as the Agile Hudson Note is extinguished in its entirety. A “Variable Rate Transaction” includes any issuance or sale of debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, shares of the Company’s common stock at a price that (A) varies with the trading prices of the common stock after the initial issuance or (B) is subject to a reset at a future date or upon the occurrence of specified or contingent events. The term also encompasses the entry into an equity line of credit or similar agreement where securities may be issued at a future determined price, other than an equity line of credit with Hudson Global Ventures, LLC.

The transactions that were the subject of the Agile Hudson SPA closed on April 17, 2026.

The foregoing description of the Agile Hudson SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the Agile Hudson SPA, a copy of which is filed herewith as Exhibit 10.1.

Agile Hudson Note

The Agile Hudson Note carries a one-time guaranteed interest charge of 10% (equal to $27,500), which was earned in full upon issuance, and matures on April 15, 2027 (the “Agile Hudson Maturity Date”).

The Company’s obligations under the Agile Hudson Note are secured by a security interest in the Company’s assets pursuant to the Security Agreement, entered into on April 17, 2026 and dated as of April 15, 2026, by and between the registrant, NextNRG Ops LLC, NextNRG Topanga Microgrid LLC, NextNRG Sunnyside Microgrid LLC, NextNRG Holding Corp. (NextNRG Ops LLC, NextNRG Topanga Microgrid LLC, NextNRG Sunnyside Microgrid LLC, NextNRG Holding Corp., the “Guarantors” and collectively with the Company, the “Debtors”), and Agile Hudson (the “Agile Hudson Security Agreement”). The Agile Hudson Note ranks pari passu with the Company’s existing secured debt held by Leviston Resources, LLC (“Leviston”) and FirstFire Global Opportunities Fund, LLC (“FirstFire”).

Beginning six months after the issuance date, Agile Hudson has the right to convert all or any portion of the outstanding principal and interest into shares of the Company’s common stock. The conversion price is a variable market price equal to 80% of the average of the three lowest volume-weighted average prices during the 15 trading days immediately preceding the conversion date, subject to a floor price of $0.10 per share. The Agile Hudson Note includes an equity blocker that prohibits Agile Hudson from owning more than 4.99% (or up to 9.99% upon notice) of the Company’s outstanding common stock. In addition, shares issuable under the Agile Hudson Note will be limited to the Exchange Cap unless the Company has received stockholder approval as set forth in the Agile Hudson SPA.

The Company may prepay the Agile Hudson Note at any time prior to the Agile Hudson Maturity Date. Prepayment during the first 60 days requires a payment of 100% of the principal and interest; thereafter, the prepayment amount increases to 110%. Additionally, Agile Hudson has the right to require the Company to apply up to 100% of proceeds from future debt or equity financings to repay the Agile Hudson Note.

The Agile Hudson Note contains various restrictive covenants, including, but not limited to, prohibitions on effectuating Variable Rate Transactions or certain prohibited transactions, such as merchant cash advances, paying cash dividends or selling significant assets without consent. Events of default include, among others, failure to pay principal or interest, failure to deliver conversion shares, breach of covenants, and the restatement of certain financial statements. Upon an event of default, the Agile Hudson Note will become immediately due and payable, and the Company will pay the principal amount then outstanding, plus accrued interest (including any default interest, which will be the lesser of 18% per annum or the maximum amount permitted by law), multiplied by 150%. In addition, the principal balance of the Agile Hudson Note will increase by $5,000 monthly after an event of default until the Agile Hudson Note is repaid in its entirety.

On April 17, 2026, the Company issued the Agile Hudson Note in favor of Agile Hudson pursuant to the terms of the Agile Hudson SPA.

The foregoing description of the Agile Hudson Note is subject to and qualified in its entirety by reference to the full text of the Agile Hudson Note, a copy of which is filed herewith as Exhibit 10.2.

Agile Hudson Security Agreement

Pursuant to the terms of the Agile Hudson Security Agreement, the Debtors granted a first-priority security interest in all of their assets, whether now owned or thereafter acquired, to Agile Hudson to secure the prompt payment and performance of the Company’s obligations under the Agile Hudson Note. The collateral subject to the security interest includes, but is not limited to, goods, inventory, machinery, and equipment; accounts, deposit accounts, and cash; intellectual property, and the equity interests held by the Company in the Guarantors.

The Agile Hudson Security Agreement contains customary representations, warranties, and covenants.

The security interests granted under the Agile Hudson Security Agreement rank pari passu in priority with the security interests previously established for the Company’s existing secured debt, which includes debt held by Leviston and FirstFire.

The foregoing description of the Agile Hudson Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agile Hudson Security Agreement, a copy of which is filed herewith as Exhibit 10.3.

FirstFire Securities Purchase Agreement

On April 17, 2026, the Company entered into a Securities Purchase Agreement (the “FirstFire SPA”), dated as of April 17, 2026, with FirstFire, pursuant to which the Company issued a secured promissory note in the aggregate principal amount of $275,000 (the “FirstFire Note”) to FirstFire. The FirstFire Note was issued with an original issue discount of $25,000, resulting in a purchase price of $250,000. As additional consideration, the Company issued 50,000 shares of common stock (the “FirstFire Commitment Shares”) to FirstFire on April 17, 2026.

If, at any time after the date of the FirstFire SPA, the Company’s common stock would be deemed to be a “penny stock” as defined in Rule 3a51-1 under the Exchange Act, then the remaining FirstFire Commitment Shares held by FirstFire as of the Trigger Date (the “Remaining FirstFire Commitment Shares”) will automatically be deemed cancelled and extinguished and the Company will pay to FirstFire on the Trigger Date an amount in cash equal to the number of Remaining FirstFire Commitment Shares multiplied by $0.35 (subject to adjustment as set forth in the FirstFire SPA).

Until the later of October 17, 2027, or the date that the FirstFire Note is extinguished in its entirety, FirstFire has a right of participation in any future Company equity or debt offering as set forth in the FirstFire SPA. FirstFire also has piggyback registration rights and “most favored nation” rights for so long as any obligations remain outstanding under the FirstFire Note.

In order to ensure compliance with Nasdaq Listing Rule 5635(d), the Company agreed to seek stockholder approval, on or before October 17, 2027, to issue to FirstFire shares in excess of the Exchange Cap.

The FirstFire SPA contains customary representations, warranties and covenants for a transaction of this type. Additionally, pursuant to the terms of the FirstFire SPA, the Company is subject to a negative covenant prohibiting the Company from effectuating or entering into any agreement involving a Variable Rate Transaction until the later of (i) October 17, 2027, or (ii) such time as the FirstFire Note is extinguished in its entirety.

The transactions that were the subject of the FirstFire SPA closed on April 17, 2026.

The foregoing description of the FirstFire SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the FirstFire SPA, a copy of which is filed herewith as Exhibit 10.4.

FirstFire Note

The FirstFire Note carries a one-time guaranteed interest charge of 10% (equal to $27,500), which was earned in full upon issuance, and matures on April 17, 2027 (the “FirstFire Maturity Date”).

The Company’s obligations under the FirstFire Note are secured by a security interest in the Company’s assets pursuant to the Security Agreement, dated as of April 17, 2026, by and between the registrant, the Guarantors, and FirstFire (the “FirstFire Security Agreement”). The FirstFire Note ranks pari passu with the Company’s existing secured debt held by Leviston and Agile Hudson.

Beginning six months after the issuance date, FirstFire has the right to convert all or any portion of the outstanding principal and interest into shares of the Company’s common stock. The conversion price is a variable market price equal to 80% of the average of the three lowest volume-weighted average prices during the 15 trading days immediately preceding the conversion date, subject to a floor price of $0.10 per share. The FirstFire Note includes an equity blocker that prohibits FirstFire from owning more than 4.99% (or up to 9.99% upon notice) of the Company’s outstanding common stock. In addition, shares issuable under the FirstFire Note will be limited to the Exchange Cap unless the Company has received stockholder approval as set forth in the FirstFire SPA.

The Company may prepay the FirstFire Note at any time prior to the FirstFire Maturity Date. Prepayment during the first 60 days requires a payment of 100% of the principal and interest; thereafter, the prepayment amount increases to 110%. Additionally, FirstFire has the right to require the Company to apply up to 100% of proceeds from future debt or equity financings to repay the FirstFire Note.

The FirstFire Note contains various restrictive covenants, including, but not limited to, prohibitions on effectuating Variable Rate Transactions or certain prohibited transactions, such as merchant cash advances, paying cash dividends or selling significant assets without consent. Events of default include, among others, failure to pay principal or interest, failure to deliver conversion shares, breach of covenants, and the restatement of certain financial statements. Upon an event of default, the FirstFire Note will become immediately due and payable, and the Company will pay the principal amount then outstanding, plus accrued interest (including any default interest, which will be the lesser of 18% per annum or the maximum amount permitted by law), multiplied by 150%. In addition, the principal balance of the FirstFire Note will increase by $5,000 monthly after an event of default until the FirstFire Note is repaid in its entirety.

On April 17, 2026, the Company issued the FirstFire Note in favor of FirstFire pursuant to the terms of the FirstFire SPA.

The foregoing description of the FirstFire Note is subject to and qualified in its entirety by reference to the full text of the FirstFire Note, a copy of which is filed herewith as Exhibit 10.5.

FirstFire Security Agreement

Pursuant to the terms of the FirstFire Security Agreement, the Debtors granted a first-priority security interest in all of their assets, whether now owned or thereafter acquired, to FirstFire to secure the prompt payment and performance of the Company’s obligations under the FirstFire Note. The collateral subject to the security interest includes, but is not limited to, goods, inventory, machinery, and equipment; accounts, deposit accounts, and cash; intellectual property, and the equity interests held by the Company in the Guarantors.

The FirstFire Security Agreement contains customary representations, warranties, and covenants.

The security interests granted under the FirstFire Security Agreement rank pari passu in priority with the security interests previously established for the Company’s existing secured debt, which includes debt held by Leviston and Agile Hudson.

The foregoing description of the FirstFire Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the FirstFire Security Agreement, a copy of which is filed herewith as Exhibit 10.6.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, entered into on April 17, 2026 and dated as of April 15, 2025, by and between the registrant and Agile Hudson Partners LLC.
10.2	Secured Promissory Note dated as of April 15, 2026 and issued on April 17, 2026 by the registrant in favor of Agile Hudson Partners LLC.
10.3	Security Agreement, entered into on April 17, 2026 and dated as of April 15, 2025, by and between the registrant, NextNRG Ops LLC, NextNRG Topanga Microgrid LLC, NextNRG Sunnyside Microgrid LLC, NextNRG Holding Corp. and Agile Hudson Partners LLC.
10.4	Securities Purchase Agreement, dated as of April 17, 2025, by and between the registrant and FirstFire Global Opportunities Fund, LLC.
10.5	Secured Promissory Note issued on April 17, 2026 by the registrant in favor of FirstFire Global Opportunities Fund, LLC.
10.6	Security Agreement, dated as of April 17, 2025, by and between the registrant, NextNRG Ops LLC, NextNRG Topanga Microgrid LLC, NextNRG Sunnyside Microgrid LLC, NextNRG Holding Corp. and FirstFire Global Opportunities Fund, LLC.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NextNRG, Inc.

Date: April 23, 2026	By:	/s/ Michael Farkas
	Name:	Michael Farkas
	Title:	Chief Executive Officer